UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/04/2005

INFORMATION ANALYSIS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-22405

VA	54-1167364
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11240 Waples Mill Rd, Ste 201, Fairfax, VA 22030
(Address of Principal Executive Offices, Including Zip Code)

703-383-3000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

(a) On April 4, 2005, on the recommendation of the Audit Committee of the Board of Directors, Information Analysis Incorporated ("the Company") notified Reznick Group, P.C. that they have been engaged to serve as the Company's independent public accountants, and notified Rubino & McGeehin, Chartered that they have been dismissed as the Company's independent public accountants, effective immediately.

Rubino & McGeehin, Chartered performed audits of the financial statements for the years ended December 31, 2004 and 2003. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: Rubino & McGeehin, Chartered's report on the financial statements of Information Analysis Incorporated for the years ended December 31, 2004 and 2003, contained a separate paragraph, stating:

"The accompanying consolidated financial statements have been prepared assuming Information Analysis Incorporated and subsidiary will continue as a going concern. As discussed in Note 15, the Company has suffered recurring losses from operations and has cash flows problems and financing requirements that raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are described in Note 15. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the two years ended December 31, 2004, and from December 31, 2004 through the effective date of Rubino & McGeehin, Chartered's termination, there have been no disagreements between the Company and Rubino & McGeehin, Chartered on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused Rubino & McGeehin, Chartered to make reference to the subject matter of such disagreements in connection with its report.

Rubino & McGeehin, Chartered has furnished a letter to the SEC dated April 7, 2005, stating that it agrees with the above statements, and such letter is attached hereto as Exhibit 16.1.

(b) During the two years ended December 31, 2004 and from December 31, 2004 through the engagement of Reznick Group, P.C. as the Company's independent accountant, neither the Company nor anyone on its behalf had consulted Reznick Group, P.C. with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Rubino & McGeehin, Chartered on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Rubino & McGeehin, Chartered, would have caused Rubino & McGeehin, Chartered to make reference to the matter in their report.

Item 9.01.    Financial Statements and Exhibits

Exhibit 16.1 Letter of Rubino & McGeehin dated April 7, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INFORMATION ANALYSIS INC

Date: April 08, 2005.	By:	/s/ Richard S. DeRose
Richard S. DeRose
Executive Vice President, Treasurer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of Rubino & McGeehin dated April 7, 2005